SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 9, 2002
                        (Date of earliest event reported)


                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)



     New York                       000-25831                      11-2208052
--------------------------------------------------------------------------------
 (State or other                   (Commission                    (IRS Employer
 jurisdiction of                   File Number)                   Identification
 incorporation)                                                      Number)


One Corporate Drive, Suite 103, Bohemia, New York                     11716
--------------------------------------------------------------------------------
   (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number including area code                 (631) 589-8275
                                                                  --------------

           -----------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

     (a) At a meeting held on July 9, 2002, the Board of Directors of the Company, at the recommendation of its Audit Committee, approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending June 30, 2002 to replace the firm of Arthur Andersen LLP, who were dismissed as auditors of the Company effective July 9, 2002.

     The reports of Arthur Andersen LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 2002, and in the subsequent interim period, there were no disagreements or reportable events with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP to make reference to the matter in their report.

     The Company has requested Arthur Andersen LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A representative of Arthur Andersen LLP has informed the Company that Arthur Andersen LLP is no longer furnishing such letters.

     (b) The Company has not had any discussions nor received any written opinion or oral advice from Ernst & Young LLP during the two most recent fiscal years and any subsequent interim period with respect to either the application of accounting principles to a specified transaction, either completed or proposed, or as to the type of audit opinion that might be rendered on the registrant's financial statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

     (c)  Exhibits

          None

                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              NETWOLVES CORPORATION


                                   By: /s/ Walter M. Groteke
                                      ------------------------
                                        Walter M. Groteke
                                        Chairman of the Board

Dated: July 12, 2002